Exhibit 32.1

                CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of 1-800-FLOWERS.COM, Inc. (the "Company") hereby certifies, to the best of such officer's knowledge, that:

     (1) the Quarterly Report on Form 10-Q of the Company for the quarter ended October 1, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section
13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934; as amended; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  November 10, 2006                     /s/ James F. McCann
-------------------------                     ----------------------------------
                                              James F. McCann
                                              Chief Executive Officer and
                                              Chairman of the Board



     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of 1-800-FLOWERS.COM, Inc. (the "Company") hereby certifies, to the best of such officer's knowledge, that:

     (1) the Quarterly Report on Form 10-Q of the Company for the quarter ended October 1, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section
13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934; as amended; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  November 10, 2006                     /s/ William E. Shea
-------------------------                     ----------------------------------
                                              William E. Shea
                                              Senior Vice President of Finance
                                              and Administration and
                                              Chief Financial Officer


A signed original of each of these written statements required by Section 906 has been provided to 1-800-FLOWERS.COM, Inc. and will be retained by 1-800-FLOWERS.COM, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.